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                                                                   EXHIBIT 10(e)

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 29, 1998 (this "Amendment"), is among PERRIGO COMPANY, a Michigan corporation (the "Company"), the lenders set forth on the signature pages hereof (collectively, the "Lenders") and NBD BANK, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Company, the Lenders and the Agent are parties to a Credit Agreement, dated as of June 30, 1996 (the "Credit Agreement").

         B. The Company, the Lenders and the Agent desire to amend the Credit Agreement as set forth herein.

                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:

         1.1  Section 6.2(b) is restated as follows:

              "(b) Interest Coverage Ratio. Permit or suffer the Consolidated Interest Coverage Ratio of the Company and its Subsidiaries, as calculated for the four fiscal quarters of the Company then ending, to be less than (i) 0.25 to 1.0 as of the last day of the fiscal quarter of the Company and its Subsidiaries ending September 30, 1998, (ii) 1.0 to 1.0 as of the last day of either fiscal quarter of the Company and its Subsidiaries ending December 31, 1998 or March 31, 1999, or (iii) 3.0 to 1.0 as of the last day of each fiscal quarter of the Company and its Subsidiaries ending thereafter; provided, however, for purposes of this Section 6.2(b) only and not for any other purpose, the one time non-recurring pre-tax charge of $122,529,000 to be taken in the fiscal quarter ending June 30, 1998 shall be disregarded in calculating the Interest Coverage Ratio."

         1.2 Section 6.2(g) is amended by adding the following clause (C) after the first clause (B) contained in such section:

              "and (C) the sale, in addition to the sales allowed pursuant to


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              the foregoing clauses (A) and (B), of the personal care business of the Company, which business consists of the Company's operations and assets currently in California, Missouri and Tennessee, including the operations and assets of PTN in Tennessee (and it is acknowledged and agreed that, notwithstanding anything herein to the contrary, that in connection with any such sale, if no Default exists or would be caused thereby, PTN shall be released from its Guaranty and shall no longer be a Guarantor hereunder)".

         1.3 Section 6.2(g) is further amended by (i) deleting the reference in clause (D) contained in the proviso of such section to "25%" and substituting "40%" in place thereof and (ii) by restating clause (E) contained in the proviso of such section as follows: "(E) the Company is in compliance with all financial and other covenants contained in this Agreement on a pro forma basis acceptable to the Agent both before and after giving effect to such Acquisition."

ARTICLE II. REPRESENTATIONS. The Company represents and warrants to the Agent and the Lenders that:

         2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and are not in contravention of any law or regulation, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

         2.2 This Amendment is the legal, valid and binding obligation of the Company enforceable against it in accordance with the terms hereof and thereof.

         2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article V of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

         2.4 No Event of Default or Default exists or has occurred and is continuing on the date hereof.

         2.5 The Consent and Agreement hereto executed by each Guarantor has been duly authorized by each Guarantor and is not in contravention of any law or regulation, of the terms of their Articles of Incorporation or By-laws or any undertaking to which any of them is a party or to which they may be bound, and is their legal, valid and binding obligation, enforceable against each Guarantor in accordance with the terms thereof.

         2.6 Other than the Guarantors executing the Consent and Agreement hereto to which it is a party, there are no other Material Subsidiaries of the Company.

FIRST AMENDMENT TO CREDIT AGREEMENT                                       Page 2


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ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall not become effective until each of the following has been satisfied:

         3.1 Copies of resolutions adopted by the Boards of Directors of the Company and each Guarantor, certified by an officer of the Company and each Guarantor, as the case may be, as being true and correct and in full force and effect without amendment as of the date hereof, authorizing the Company and each Guarantor to enter into this Amendment, and the Consent and Agreement hereto, shall have been delivered to the Agent and the Lenders.

         3.2 The Company shall have paid to the Agent, for the pro rata benefit of the Lenders, an amendment fee of $50,000.

         3.3 This Amendment shall be signed by the Company and the Majority Lenders, and each Guarantor shall have executed the Consent and Agreement at the end of this Amendment.

ARTICLE IV. MISCELLANEOUS.

         4.1 References in the Credit Agreement, any Guaranty or in any note, certificate, instrument or other document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

         4.2 The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

         4.3 Except as expressly amended hereby, the Company agrees that the Credit Agreement, the Notes and all other documents and agreements executed by the Company in connection with the Credit Agreement in favor of the Agent or the Lenders are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         4.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

FIRST AMENDMENT TO CREDIT AGREEMENT                                     Page 3


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         IN WITNESS WHEREOF, the parties signing this Amendment have caused this
Amendment to be executed and delivered as of the day and year first above written.

                                       PERRIGO COMPANY

                                       By: /s/ JAMES R. ONDERSMA
                                          --------------------------------
                                               Its: TREASURER
                                                   -----------------------
                                       NBD BANK, as Agent and as a Lender


                                       By: /s/ WILLIAM C. GRODHUE
                                          --------------------------------
                                               Its: VICE PRESIDENT
                                                   -----------------------


                                       COMERICA BANK-DETROIT

                                       By: /s/ ROBERT M. PORTERFIELD
                                          --------------------------------
                                               Its: VICE PRESIDENT
                                                   -----------------------

                                       SANWA BANK, LIMITED


                                       By: /s/ RICHARD H. AULT
                                          --------------------------------
                                               Its: VICE PRESIDENT
                                                   -----------------------


FIRST AMENDMENT TO CREDIT  AGREEMENT                                   Page 4


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                                       WESTDEUTSCHE LANDESBANK
                                       GIROZENTRALE

                                       By: /s/ CYNTHIA NIESEN
                                          --------------------------------
                                               Its: VICE PRESIDENT
                                                   -----------------------


                                       OLD KENT BANK AND
                                       TRUST COMPANY

                                       By: /s/ RICHARD K. RUSSO
                                          --------------------------------
                                               Its: VICE PRESIDENT
                                                   -----------------------


                              CONSENT AND AGREEMENT

         As of the date and year first above written, each of the undersigned hereby:

         (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and agrees to all terms and provisions of the above Amendment applicable to it or any of the Documents (as defined below);

         (b) agrees that each Guaranty and all other agreements executed by any of the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent or the Lenders (collectively, the "Documents") are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim, defense or other claim or dispute with respect to any Document; and

         (c) acknowledges that its consent and agreement hereto is a condition to the Agent's and the Lenders' obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

                                       L. PERRIGO COMPANY

                                       By: /s/ JAMES R. ONDERSMA
                                          --------------------------------
                                               Its: TREASURER
                                                   -----------------------

FIRST AMENDMENT TO CREDIT AGREEMENT                                  Page 5
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                                       PERRIGO COMPANY
                                       OF SOUTH CAROLINA, INC.


                                       By: /s/JAMES R. ONDERSMA
                                          --------------------------------
                                               Its: TREASURER
                                                   -----------------------


                                       PERRIGO COMPANY OF TENNESSEE, INC.

                                       By: /s/JAMES R. ONDERSMA
                                          --------------------------------
                                               Its: TREASURER
                                                   -----------------------


FIRST AMENDMENT TO CREDIT AGREEMENT                                  Page 6